Consolidated Statements of Profit or Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Consolidated Statements of Profit or Loss
Research and development costs	$ (226)	$ (327)	$ (1,049)
General and administrative costs	(3,648)	(3,059)	(4,234)
Operating loss	(3,874)	(3,386)	(5,283)
Exchange rate gain (loss), net	2,170	(2,970)	759
Other finance (expense) income, net	(188)	(93)	303
Net loss for the year	(1,892)	(6,449)	(4,221)
Net loss for the year attributable to:
Equity holders of the Company	$ (1,892)	$ (6,449)	$ (4,221)
Per share amounts:
Basic earnings (loss) per share	$ (0.02)	$ (0.07)	$ (0.04)
Diluted earnings (loss) per share	$ (0.02)	$ (0.07)	$ (0.04)